FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
(Formerly Prudential Annuities Life Assurance Corporation)

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B
(Formerly Prudential Annuities Life Assurance Corporation Variable Account B)

Supplement dated February 2, 2023
to Prospectuses dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.
This Supplement describes changes to certain Portfolios of ProFunds available through your Annuity and updates other information in the Prospectus for your Annuity.

ProFunds - Name Changes:
Effective on or about March 17, 2023, certain Portfolios of the ProFunds are changing as follows:

Current Portfolio Name	New Portfolio Name
ProFund VP Basic Materials	ProFund VP Materials
ProFund VP Consumer Goods	ProFund VP Consumer Staples
ProFund VP Consumer Services	ProFund VP Consumer Discretionary
ProFund VP Oil & Gas	ProFund VP Energy
ProFund VP Telecommunications	ProFund VP Communication Services

Additional Information regarding Fortitude Life Insurance & Annuity Company
Annuities and Life Insurance are issued by Fortitude Life Insurance & Annuity Company (“FLIAC”), located in Jersey City, NJ. Fortitude Re has retained The Prudential Insurance Company of America (“PICA”) as an unaffiliated Third-Party Administrator. Variable Annuities are distributed by Prudential Annuities Distributors, Inc. (“PAD”), Shelton, CT (main office). PICA and PAD are Prudential Financial Inc. companies. Each company (FLIAC, PICA, PAD) is solely responsible for its own financial condition and contractual obligations.
Fortitude Re is the marketing name for FGH Parent, L.P. and its subsidiaries, including FLIAC. Each subsidiary is responsible for its own financial condition and contractual obligations.
FLIAC is in the process of changing its name from Prudential Annuities Life Assurance Corporation (“PALAC”) in certain jurisdictions. References to FLIAC shall be deemed to be references to PALAC in the jurisdictions where the name change is not yet effective.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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